SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported):  September 5, 2003 (August 26, 2003)

CRIIMI MAE INC.

(Exact name of registrant as specified in its charter)

Maryland

1-10360

52-1622022

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11200 Rockville Pike

Rockville, Maryland  20852

(Address of principal executive offices, including zip code, of Registrant)

(301) 816-2300

(Registrant’s telephone number, including area code)

Item 5.  Other Events

On September 3, 2003, CRIIMI MAE Inc. (the “Company”) issued a press release announcing that it will take a charge in the third quarter of 2003 of approximately $2.9 million as a result of payments in connection with the termination of employment contracts of three of its senior executive officers.  The employment contracts of David B. Iannarone, Cynthia O. Azzara and Brian L. Hanson expired and were not renewed in August 2003.  Each of Mr. Iannarone and Ms. Azzara have agreed to continue with the Company as “at will” employees pursuant to the terms of their respective employment offer letters, dated as of August 26, 2003.  Mr. Hanson is no longer an employee of the Company.  A copy of the press release, the respective employment termination agreements and employment offer letters of each of Mr. Iannarone and Ms. Azzara are filed as exhibits to this Current Report on Form 8-K and incorporated by reference herein.

On August 28, 2003, the Company’s wholly owned subsidiary, CRIIMI MAE Asset Acquisition Corp., finalized and executed (to be effective as of June 26, 2003) a $200 million secured financing facility in the form of a repurchase agreement with Bear, Stearns & Co. Inc., as agent for Bear, Stearns International Limited.  The secured financing facility may be used for the acquisition of subordinated commercial mortgage-backed securities and other securities.  The debt will be secured by the acquired securities and if the market value of the securities declines we may be required to pay down the debt or post additional collateral.  No securities have been acquired yet under this facility.  The Master Repurchase Agreement and Annex I thereto and another document relating to the secured financing facility are filed as exhibits to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)            Exhibits.  The following exhibits are filed with this report:

Exhibit 10.1 —	Termination of Employment Agreement, dated as of August 26, 2003, by and between David B. Iannarone and CRIIMI MAE Inc.
Exhibit 10.2 —	Employment Offer Letter, dated as of August 26, 2003, by and among David B. Iannarone, CRIIMI MAE Inc. and CRIIMI MAE Management, Inc.
Exhibit 10.3 —	Termination of Employment Agreement, dated as of August 26, 2003, by and between Cynthia O. Azzara and CRIIMI MAE Inc.
Exhibit 10.4 —	Employment Offer Letter, dated as of August 26, 2003, by and among Cynthia O. Azzara, CRIIMI MAE Inc. and CRIIMI MAE Management, Inc.
Exhibit 10.5 —

Master Repurchase Agreement, executed on August 28, 2003 to be effective as of June 26, 2003, by and between Bear, Stearns & Co. Inc., as Agent for Bear, Stearns International Limited, and CRIIMI MAE Asset Acquisition Corp.

Exhibit 10.6 —

Annex I to Master Repurchase Agreement, executed on August 28, 2003 to be effective as of June 26, 2003, by and between Bear, Stearns & Co. Inc., as Agent for Bear, Stearns International Limited, and CRIIMI MAE Asset Acquisition Corp.

Exhibit 10.7 —	Side Letter Agreement, executed on August 28, 2003 to be effective as of June 26, 2003, by and between Bear, Stearns & Co. Inc., CRIIMI MAE Asset Acquisition Corp. and CRIIMI MAE Inc.
Exhibit 99.1 —	Press Release dated September 3, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIIMI MAE Inc.

Dated: September 5, 2003	/s/ Mark Libera
Mark Libera, Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

*Exhibit 10.1 —	Termination of Employment Agreement of David B. Iannarone
*Exhibit 10.2 —	Employment Agreement of David B. Iannarone.
*Exhibit 10.3 —	Termination of Employment Agreement of Cynthia O. Azzara
*Exhibit 10.4 —	Employment Agreement of Cynthia O. Azzara
*Exhibit 10.5 —	Master Repurchase Agreement
*Exhibit 10.6 —	Annex I to Master Repurchase Agreement
*Exhibit 10.7 —	Side Letter Agreement
*Exhibit 99.1 —	Press Release dated September 3, 2003.

* Filed herewith.